SUPPLEMENT TO SPARTAN(registered trademark) LIMITED MATURITY
GOVERNMENT FUND
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 22, 1997
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN "MANAGEMENT CONTRACT" UNDER "MANAGEMENT FEE" SECTION ON P. 17. Effective March 1, 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.38% of its average net assets. For fiscal years ended July 31, 1997, 1996, and 1995, management fees incurred under the fund's contract prior to reimbursement amounted to $4,549,000, $5,191,000, and $5,657,000, respectively, and management fees reimbursed by FMR amounted to $775,000, $0, and $0, respectively after reduction for compensation to the non-interested Trustees.